CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PIMCO Funds of our reports dated May 27, 2026, relating to the financial statements and financial highlights of each of the Funds’/Portfolios’ (as listed in Appendix A), which appear in PIMCO Funds Certified Shareholder Report on Form N-CSR for the year ended March 31, 2026. We also consent to the references to us on the cover page of the Statement of Additional Information, the cover page of the Offering Memorandum Supplements and under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

July 28, 2026

Appendix A

PIMCO Funds

PIMCO All Asset All Authority Fund
PIMCO All Asset Fund
PIMCO California Intermediate Municipal Bond Fund
PIMCO California Municipal Bond Fund
PIMCO California Municipal Opportunistic Value Fund
PIMCO California Short Duration Municipal Income Fund
PIMCO Climate Bond Fund
PIMCO CommoditiesPLUS Strategy Fund
PIMCO CommodityRealReturn Strategy Fund
PIMCO Credit Opportunities Bond Fund
PIMCO Diversified Income Fund
PIMCO Dynamic Bond Fund
PIMCO Emerging Markets Bond Fund
PIMCO Emerging Markets Corporate Bond Fund
PIMCO Emerging Markets Currency and Short-Term Investments Fund
PIMCO Emerging Markets Full Spectrum Bond Fund
PIMCO Emerging Markets Local Currency and Bond Fund
PIMCO ESG Income Fund
PIMCO Extended Duration Fund
PIMCO Global Advantage Strategy Bond Fund
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
PIMCO Global Core Asset Allocation Fund
PIMCO GNMA and Government Securities Fund
PIMCO Government Money Market Fund
PIMCO High Yield Fund
PIMCO High Yield Municipal Bond Fund
PIMCO High Yield Spectrum Fund
PIMCO Income Fund
PIMCO Inflation Response Multi-Asset Fund
PIMCO International Bond Fund (U.S. Dollar-Hedged)
PIMCO International Bond Fund (Unhedged)
PIMCO Investment Grade Credit Bond Fund
PIMCO Long Duration Total Return Fund
PIMCO Long-Term Credit Bond Fund
PIMCO Long-Term Real Return Fund
PIMCO Long-Term U.S. Government Fund
PIMCO Low Duration Credit Fund
PIMCO Low Duration ESG Fund
PIMCO Low Duration Fund
PIMCO Low Duration Fund II

PIMCO Low Duration Income Fund
PIMCO Low Duration Opportunities Fund
PIMCO Moderate Duration Fund
PIMCO Mortgage Opportunities and Bond Fund
PIMCO Municipal Bond Fund
PIMCO National Intermediate Municipal Bond Fund
PIMCO National Municipal Opportunistic Value Fund
PIMCO New York Municipal Bond Fund
PIMCO Preferred and Capital Securities Fund
PIMCO RAE Fundamental Advantage PLUS Fund
PIMCO RAE PLUS EMG Fund
PIMCO RAE PLUS Fund
PIMCO RAE PLUS International Fund
PIMCO RAE PLUS Small Fund
PIMCO RAE Worldwide Long/Short PLUS Fund
PIMCO Real Return Fund
PIMCO RealEstateRealReturn Strategy Fund
PIMCO Short Asset Investment Fund
PIMCO Short Duration Municipal Income Fund
PIMCO Short-Term Fund
PIMCO StocksPLUS Absolute Return Fund
PIMCO StocksPLUS Fund
PIMCO StocksPLUS International Fund (U.S. Dollar-Hedged)
PIMCO StocksPLUS International Fund (Unhedged)
PIMCO StocksPLUS Long Duration Fund
PIMCO StocksPLUS Short Fund
PIMCO StocksPLUS Small Fund
PIMCO Total Return ESG Fund
PIMCO Total Return Fund II
PIMCO Total Return Fund IV
PIMCO Total Return Fund V
PIMCO Total Return Fund
PIMCO TRENDS Managed Futures Strategy Fund

PIMCO All Asset: Multi-RAE PLUS Fund

PIMCO All Asset: Multi-Real Fund

PIMCO International Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO Short-Term Portfolio

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Real Return Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Municipal Portfolio

PIMCO ABS and Short-Term Investments Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Short-Term Floating NAV Portfolio III

PIMCO Long Duration Credit Bond Portfolio

PIMCO Short Asset Portfolio

PIMCO All Authority: Multi-RAE PLUS Fund

PIMCO Sector Fund Series – I

PIMCO Sector Fund Series - AM

PIMCO Sector Fund Series - H